SUBSEQUENT EVENTS	12 Months Ended
Nov. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 – SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 29, 2024, which is the date the consolidated financial statements are issued, and concluded that no subsequent events have occurred that would require recognition or disclosure in the consolidated financial statements other than as disclosed below.

During the subsequent period, the Company entered into various loans, in a total principal amount of JPY8,281 million (approximately $56.00 million), with banks and financial institutions for working capital purpose and for the purpose of purchasing real estate properties.

In January 2024, a tenant committed suicide in a building held by the Company for lease purpose, which together with the related land and facilities attached recorded as property and equipment in the consolidated balance sheets with a carrying value of $6.27 million and $6.80 million as of November 30, 2023 and 2022, respectively. The management estimates there would be a significant impairment of the carrying value of such properties resulted from the incident. In addition, the properties were pledged for a loan that the Company borrowed from a financial institution. In March 2024, at the lender’s request, the Company early repaid the outstanding loan balance of $4.00 million. As of the date of this report, the Company was unable to reasonably estimate the amount of possible impairment of the properties.

In February 2024, the Company declared cash dividends of JPY294 million (approximately $1.99 million), which were distributed in March 2024.